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                                                                      EXHIBIT 23


                       Consent of Independent Accountants
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-44044) of our report dated June 7, 1996, included in the Annual Report of the Westinghouse de Puerto Rico Retirement Savings Plan on Form 11-K for the year ended December 31, 1995.


/s/ Price Waterhouse

254 Munoz Rivera Ave.
San Juan, Puerto Rico

June 25, 1996